UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SYROS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

+ Online Go to www.envisionreports.com/SYRS or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Syros Pharmaceuticals, Inc. Annual Stockholder Meeting to be Held on June 5, 2024 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. To obtain directions to register to attend the virtual annual meeting, go to: www.envisionreports.com/SYRS. The items to be voted on and instructions to attend the virtual annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and annual report to stockholders are available at: www.envisionreports.com/SYRS Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/SYRS. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. To vote your proxy while visiting this site, you will need the 15 digit control number above. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 24, 2024 to facilitate timely delivery. 2NOT + 03YG7D

Stockholder Meeting Notice The Annual Meeting of Stockholders of Syros Pharmaceuticals, Inc. (the “Company”) will be held on June 5, 2024 at 9:00am local time, virtually via the internet at meetnow.global/M7C9WA6. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2, 3, 4, 5 and 6: 1. Election of Class II dire ctors, each to serve for a three-year term expiring at the Company’s 2027 annual meeting of stockholders and until their successor has been duly elected and qualified. 01—Srinivas Akkaraju, M.D., Ph.D. 02—Deborah Dunsire, M.D. 03—Richard A. Young, Ph.D. 2. Approval of an amendment to the Syros Pharmaceuticals, Inc. 2022 Equity Incentive Plan to increase the number of shares of our common stock available for issuance thereunder by 1,750,000 shares; 3. Approval of an amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as amended, to (i) increase the number of authorized shares of our capital stock from 80,000,000 shares to 150,000,000 shares, and (ii) increase the number of authorized shares of our common stock from 70,000,000 shares to 140,000,000 shares; 4. Approval of an amendment to the Syros Pharmaceuticals, Inc. Restated Certificate of Incorporation, as amended, to reflect new Delaware law provisions regarding officer exculpation; 5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. 6. Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/SYRS. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Syros Pharmaceuticals, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 24, 2024.